UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2006

East Penn Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-50330	65-1172823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

731 Chestnut Street, P.O. Box 869, Emmaus, PA	18049
(Address of principal executive offices)	(Zip Code)

(610) 965-5959

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 8.01. Other Events

On December 21, 2006, the Board of Directors of East Penn Bank, the wholly owned subsidiary of the Registrant, approved the promotion of Bruce R. Keil, Senior Vice President - Administration to Executive Vice President - Administration and Theresa M. Wasko, Senior Vice President - CFO to Executive Vice President - CFO effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

EAST PENN FINANCIAL CORPORATION
(Registrant)

Dated: December 27, 2006	/s/ Theresa M. Wasko
Theresa M. Wasko
Treasurer & Chief Financial Officer